Exhibit 10.5

EXECUTION VERSION

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) to that certain Employment Agreement, effective as of February 11, 2013 (the “Employment Agreement”), by and between Atkins Nutrionals, Inc., a New York corporation (the “Company”), and Joseph E. Scalzo, in his individual capacity (“Executive”), is made and entered into as of this 12 day of August, 2013 (the “Effective Date”), by and between the Company and Executive. Capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Employment Agreement.

AMENDMENT TO THE EMPLOYMENT AGREEMENT

The Employment Agreement is hereby amended to add the following provision to § 3 as subsection (e):

“(e) Car Allowance. During the Term, the Company shall provide Executive with a monthly allowance of $750.00 per month for all automobile related expenses incurred by Executive,”

Except as expressly modified herein, all provisions of the Employment Agreement shall remain unchanged and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment in multiple originals to be effective as of the Effective Date.

 .

ATKINS NUTRITIONALS, INC.		EXECUTIVE

By:	/s/ Stephen Aronson	/s/ Joseph E. Scalzo
Name:	Stephen Aronson	Joseph E. Scalzo
Title:	Authorized Representative

This 12 day of February 2013		This 12 day of February 2013

[Signature Page to First Amendment to Employment Agreement]